UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2009

DELCATH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State of Incorporation)	001-16133 (Commission File Number)	06-1245881 (IRS Employer Identification No.)

600 FIFTH AVENUE, 23rd FLOOR NEW YORK, NEW YORK (Address if Principal Executive Offices)	10020 (Zip Code)

    Registrant’s telephone number, including area code: (212) 489-2100

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 8.01 Other Events.
    On August 13, 2009, Eamonn Hobbs, CEO & President of Delcath Systems, Inc. presented at the 29th Annual Canaccord Adams Global Growth Conference in Boston, MA. During the presentation, Mr. Hobbs announced, among other things, that the Company’s Phase III trial enrollment is now at 80 patients. A copy of Mr. Hobbs’ August 13, 2009 presentation is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

   Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits.                      The following exhibits are filed with the report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	August 13, 2009, Eamonn P. Hobbs presentation at CanAccord Adams Conference

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date:  August 13, 2009

DELCATH SYSTEMS, INC.

By: /s/ Eamonn Hobbs Name: Eamonn Hobbs Title: Chief Executive Officer